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                                                                EXHIBIT 10.22(e)

                               FOURTH AMENDMENT TO
                          RESIDUALS FINANCING AGREEMENT


        THIS FOURTH AMENDMENT TO RESIDUALS FINANCING AGREEMENT (this "Amendment") is made and dated as of the 9th day of April, 1999, by and among AAMES CAPITAL CORPORATION, a California corporation (the "Company"), AAMES FINANCIAL CORPORATION, a Delaware corporation and the sole shareholder of the Company (the "Parent"), and NATIONSBANK, N.A., a national banking association (the "Lender").


                                    RECITALS

        A. Pursuant to that certain Residuals Financing Agreement dated as of September 4, 1998 among the Company, the Parent and the Lender (as amended, extended and replaced from time to time, the "Agreement" and with capitalized terms used herein and not otherwise defined herein used with the meanings given such terms in the Agreement), the Lender agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

        B. The Company wishes to pledge certain Eligible Servicing Receivables (as defined below) to Lender as collateral to create a borrowing base for a working capital credit facility in replacement of the current credit facility under the Agreement and the Lender has agreed to provide such replacement credit facility on certain terms and conditions, all as set forth more particularly below.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

        1. Revolving Credit Facility. To reflect the agreement of the parties hereto to replace the existing credit facility in the Agreement with a revolving credit facility to be supported by a borrowing base consisting of Eligible Servicing Receivables, effective as of the Fourth Amendment Effective Date (as defined in Paragraph 10 below):

               (a) Paragraph 1 of the Agreement is hereby amended to read in its entirety as follows:

                      "1.    Revolving Credit Facility.

                             1(a)   Revolving Credit Limit. On the terms and
        subject to the conditions set forth herein, the Lender agrees that it shall from time to time to but not including the Maturity Date (as such term and capitalized terms not otherwise


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        defined herein are defined in Paragraph 11 below) makes loans (the
        "Revolving Loans" or a "Revolving Loan") to the Company in an amount not to exceed, in the aggregate at any one time outstanding, the lesser of:

                                    (1) The Revolving Credit Limit; and

                                    (2) The Collateral Value of the Borrowing
                                        Base.

                             1(b) Payment of Revolving Loans. Subject to the prepayment requirements of Paragraph 3(f) below and the interest rate conversion and continuation provisions of Paragraph 2(c) below, the Company shall pay the principal amount of each Revolving Loan on the Maturity Date."

               (b) Paragraph 2(a) of the Agreement is hereby amended by deleting the phrase "and, following the Conversion Date, the Term Loan and portions thereof," from the second line thereof and the phrase "and the Term Loan" from the eighth line thereof.

               (c) Paragraph 2(c)(1) of the Agreement is hereby amended by deleting the phrase "or, following the Conversion Date, the Term Loan" from the eleventh and twelfth lines thereof.

               (d) Paragraph 2(i) of the Agreement is hereby amended to read in its entirety as follows:

                             "2(i) Facility Fee. The Company shall pay to the Lender from the Fourth Amendment Effective Date to and including the Maturity Date, monthly, in arrears, and on the Maturity Date for such month or portion thereof, a non-usage fee in the amount set forth in a fee billing delivered by the Lender to the Company, which non-usage fee shall equal: (1) the average daily Revolving Credit Limit in effect during such month (or portion thereof), minus the daily average outstanding amount of Revolving Loans during such month (or portion thereof), multiplied by (2) the product of: (i) one-eighth of one percent (0.125%), and (ii) a fraction, the numerator of which is the number of days in the applicable calculation period and the denominator of which is 360."

               (e) Paragraph 3(a) of the Agreement is hereby amended to read in its entirety as follows:

                             "3(a) Use of Proceeds. The proceeds of Revolving Loans shall be utilized by the Company for working capital purposes."

               (f) Paragraph 3(b)(2) of the Agreement is hereby amended to delete the phrase "Collateral Value of the Residuals Borrowing Base" in the fourth line thereof and inserting in its place the phrase "Collateral Value of the Borrowing Base".

               (g) Paragraphs 3(d)(1), 3(d)(2) and 3(d)(3) of the Agreement are hereby amended to read in their entirety as follows:


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                             "(1)   In support of its obligations to repay
        Revolving Loans hereunder, the Company shall cause (i) the Collateral Value of the Borrowing Base to be not less than, at any date, the sum of the aggregate principal amount of Revolving Loans outstanding on such date, including any such Revolving Loans to be funded on such date, (ii) the Collateral Value of the Residuals Collateral to be not less than, on any date, one and one-quarter (1.25) times the Revolving Credit Limit on such date. The Company may from time to time request the Lender to release and/or substitute from the Lien in favor of the Lender under the Security Agreement certain items of collateral, including Residual Mortgage-Backed Securities, and the Lender shall promptly notify the Company whether, in its sole and absolute discretion, the Lender will agree to do so. The Company may also from time to time deliver additional Eligible Servicing Receivables to be included in the Borrowing Base by written notice to the Lender. The Company shall identify in such written notice the servicing agreement(s) pursuant to which such Eligible Servicing Receivables arose (the "Additional Servicing Agreements") and shall state that such Eligible Servicing Receivables are being pledged as Collateral under the Security Agreement. The Company shall also attach to such written notice a replacement Schedule 1 to the Security Agreement, restating therein the list of all the servicing agreements the related Eligible Servicing Receivables of which were already included in the Borrowing Base and adding thereto the Additional Servicing Agreements. Pursuant to the terms of the Security Agreement, Schedule 1 to the Security Agreement shall be deemed replaced by such replacement Schedule 1 and such Eligible Servicing Receivables shall be included in the Borrowing Base.

                             (2) In the event on any date that the Collateral Value of the Borrowing Base is less than the sum of the aggregate principal amount of Revolving Loans outstanding on such date, upon telephonic demand by the Lender, the Company shall pay to the Lender, no later than the following Business Day, an amount to prepay the Revolving Loans equal to the amount by which the sum of the aggregate principal amount of Revolving Loans outstanding on the date of payment by the Company exceeds the Collateral Value of the Borrowing Base on the date of payment by the Company. If, but only if, at such time as the Company shall be required to prepay Revolving Loans under this subparagraph 3(d)(2) there shall not have occurred and be continuing an Event of Default or Potential Default, in lieu of making a principal prepayment, the Company may deliver to the Lender additional Eligible Servicing Receivables such that the aggregate principal balance of Revolving Loans outstanding does not exceed the Collateral Value of the Borrowing Base.

                             (3) In the event the Lender shall determine on any date that the Collateral Value of the Residuals Collateral is less than one and one-quarter (1.25) times the Revolving Credit Limit on such date, the Lender may, in its sole discretion, elect to deliver to the Company (which delivery may be by facsimile transmission) a Collateral Valuation Report so demonstrating. Upon such


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        delivery, the Revolving Credit Limit shall be automatically reduced to equal eighty percent (80%) of the Collateral Value of the Residuals Collateral as determined by the Lender, and the Company shall pay to the Lender, no later than the fifth Business Day following such delivery, an amount to prepay the Revolving Loans equal to the amount, if any, by which the sum of the aggregate principal amount of Revolving Loans outstanding on the date of payment by the Company exceeds the Revolving Credit Limit as so reduced. If, but only if, at such time as the Company shall be required to prepay Revolving Loans under this subparagraph 3(d)(3) there shall not have occurred and be continuing an Event of Default or Potential Default, in lieu of making a principal prepayment, the Company may deliver to the Lender and/or the Custodian additional Eligible Residual Securities with an Established Collateral Value such that the Collateral Value of the Residuals Collateral, as determined by the Lender in its sole discretion, shall equal or exceed one and one-quarter (1.25) times the Revolving Credit Limit prior to the automatic reduction pursuant to the preceding sentence, and the Revolving Credit Limit shall be automatically increased to the level prior to such automatic reduction. If upon any such automatic reduction the Company shall not be required to prepay Revolving Loans under this subparagraph 3(d)(3) and there shall not have occurred and be continuing an Event of Default or Potential Default, the Company may also deliver to the Lender and/or the Custodian additional Eligible Residual Securities with an Established Collateral Value such that the Collateral Value of the Residuals Collateral, as determined by the Lender in its sole discretion, shall equal or exceed one and one-quarter (1.25) times the Revolving Credit Limit prior to such automatic reduction, and the Revolving Credit Limit shall be automatically increased to the level prior to such automatic reduction."

               (h) Paragraphs 3(f)(3) and 3(f)(4) are hereby deleted in their entirety and Paragraph 3(f)(5) is hereby renumbered as Paragraph 3(f)(3).

               (i) Paragraph 5(b) is hereby amended (i) to delete the phrase "and to fund the Term Loan," from the second and third lines thereof, (ii) to add the phrase "and a Borrowing Base Certificate current as of the immediately preceding Business Day" after the word "therefor" in subparagraph (1) thereof,
(iii) to delete the second, erroneously numbered, subparagraph (4) thereof in its entirety and to insert in its place a new subparagraph (5) to read in its entirety as follows:

                             "(5) With respect to any Revolving Loan to be funded at any time on and after August 1, 1999, there shall not have been any outstanding Revolving Loans for a period of no less than three consecutive Business Days during the immediately preceding calendar month."

, and (iv) to delete the phrase "and, as applicable, (b)(3) and b(4)" in the last line thereof and to insert in its place the phrase ", (b)(4) and (b)(5)".



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        2. Representations and Warranties. To reflect the agreement of the parties hereto to amend and add certain representations and warranties, effective as of the Fourth Amendment Effective Date:

               (a) Paragraphs 6(a) and 6(b) are hereby amended to read in their entirety as follows:

                      "6(a) Financial Condition. The financial statements dated February 28, 1999, copies of which have heretofore been delivered to the Lender, are complete and correct in all material respects and present fairly in accordance with GAAP the consolidated financial condition of the Parent and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of its operations and changes in cash flows for the fiscal period then ended.

                      6(b) No Change. Since February 28, 1999, there has been no material adverse change in the business, operations, assets or financial or other condition of the Company, the Parent, or the Parent and its consolidated Subsidiaries taken as a whole."

               (b) Paragraph 6(f) of the Agreement is hereby amended by deleting the phrase "Except as disclosed on Exhibit E hereto," in the first line thereof and capitalizing the word "no" in the first line thereof.

               (c) Paragraph 6(i) of the Agreement is hereby deleted in its entirety and the phrase "Intentionally omitted" is hereby inserted in its place.

               (d) Paragraph 6(j) of the Agreement is hereby amended by deleting the phrase "nor the Letter of Credit" in the fifth line thereof.

               (e) Paragraph 6(l) of the Agreement is hereby amended to read in its entirety as follows:

                      "6(l) Assets. The Parent and each of its Subsidiaries have good and marketable title to all material property and assets reflected in the financial statements referred to in Paragraph 6(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business or for fair market value subsequent to the date thereof."

               (f) A new Paragraph 6(o) is hereby added to the Agreement to read in its entirety as follows:

                             "6(o) Year 2000 Compliance. Each of the Parent and the Company has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by it or any of its Subsidiaries (or its


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        suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect. Each of the Parent and the Company reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect."

        3. Changes in Covenants. To reflect the agreement of the parties hereto to amend and add certain covenants, effective as of the Fourth Amendment Effective Date:

               (a) Paragraphs 7(a)(2) and 7(a)(3) of the Agreement are hereby amended to read in their entirety as follows:

                             "(2) Within forty-five (45) days after the last day of each calendar quarter other than the last quarter of each fiscal year, statements of income of the Company for such quarter and a balance sheet of the Company as of the end of such quarter, and statements of income and statements of cash flow of the Parent for such quarter and a balance sheet of the Parent as of the end of such quarter;

                             (3) Within thirty (30) days after the last day of each calendar month other than the last month of each calendar quarter, consolidated statements of income for such month and a consolidated balance sheet as of the end of such month of the Parent and its Subsidiaries;"

               (b) Paragraph 7(a)(4) of the Agreement is hereby amended by deleting the phrase "and 8(l)" in the last line thereof and inserting in its place the phrase ", 8(l) and 8(m)".

               (c) Paragraphs 7(b)(1) and 7(b)(2) of the Agreement are hereby amended to read in their entirety as follows:

                             "(1) On each Business Day that any Revolving Loan is outstanding, a Borrowing Base Certificate setting forth a reconciliation of the Eligible Servicing Receivables included as Collateral, on a pool by pool basis, including, without limitation, detail of all outstanding Eligible Servicing Receivables included as Collateral and all reimbursement on account of Eligible Servicing Receivables received as of the immediately preceding Business Day; and upon request of the Lender, such reports and other information relating to the Collateral, including, without limitation, Residual Mortgage-Backed Securities as are described therein; and


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                             (2) The required reports listed on Schedule I
        attached hereto at the times set forth therein; and"

and Schedule I to the Agreement is hereby replaced by Replacement Schedule I attached hereto.

               (d) Paragraphs 7(c) and 7(d) of the Agreement are hereby amended to read in their entirety as follows:

                      "7(c) Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness (other than the Obligations) in an aggregate amount not to exceed $1,000,000.

                      7(d) Maintenance of Existence and Properties. Maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary in the normal conduct of its business (other than such rights, privileges, licenses, approvals, franchises, properties and assets the failure to so obtain and maintain would not in the aggregate have a Material Adverse Effect) and comply with all Contractual Obligations and Requirements of Law."

               (e) New Paragraphs 7(k) and 7(l) are hereby added to the Agreement to read in their entirety as follows:

                      "7(k) Year 2000 Compliance. Promptly notify the Lender in the event it discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

                      7(l) No Outstanding Revolving Loans. Pay off all outstanding Revolving Loans and maintain a zero balance for outstanding Revolving Loans for a period of not less than three consecutive Business Days during each calendar month commencing with the month of July, 1999."

               (f) Paragraph 8(b)(7) of the Agreement is hereby amended by deleting the phrase "and Permitted Guaranties" set forth therein.

               (g) Paragraph 8(d) of the Agreement is hereby amended by deleting the phrase "the April 10, 1998" in the third and fourth lines thereof and inserting in its place the phrase "April 8, 1999".

        (h) Paragraph 8(f) of the Agreement is hereby amended to read in its entirety as follows:


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                      "8(f) Purchase or Retirement of Stock. In the case of the
        Parent, from and after the date of this Agreement, acquire, purchase, redeem or retire any shares of its capital stock now or hereafter outstanding (other than the conversion of Series B preferred stock and Series C preferred stock into common stock contemplated by the Cap Z Agreement); provided, however, that as long as both before and following the consummation of such acquisition, purchase, redemption or retirement there does not exist an Event of Default or Potential Default, the Parent may enter into such transactions in an aggregate fair market dollar amount not to exceed $5,000,000.00."

               (i) Paragraphs 8(h), 8(i), 8(j), 8(k), 8(l), 8(m), 8(n) and 8(o)
of the Agreement are hereby amended to read in their entirety as follows:

                      "8(h) Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business and at fair market value or otherwise in accordance with the Company's business plan projection known as the "Project Angel Projection" dated as of February 15, 1999, a copy of which having been delivered to the Lender.

                      8(i) Leverage. Permit at any time the Leverage Ratio of the Parent and its consolidated Subsidiaries to exceed 4.00: 1.00.

                      8(j)   Minimum Tangible Net Worth.  Permit at any time:

                             (1) The Parent's Tangible Net Worth to be less than the sum of: (i) $135,000,000, plus (ii) eighty percent (80%) of net income (if positive), determined in accordance with GAAP, during each calendar quarter ending after the date hereof, plus (iii) eighty-five percent (85%) of contributions to equity of the Parent (other than the "Rights Offering" under (and as defined in) the Cap Z Agreement) made at any time after the date hereof, plus (iv) one hundred percent (100%) of contributions to equity of the Parent in connection with the "Rights Offering" under (and as defined in) the Cap Z Agreement, or

                             (2) The Company's Tangible Net Worth to be less than the sum of: (i) $400,000,000, plus (ii) eighty percent (80%) of net income (if positive), determined in accordance with GAAP, during each calendar quarter ending after the date hereof, plus (iii) eighty-five percent (85%) of contributions to equity of the Company (other than the "Rights Offering" under (and as defined in) the Cap Z Agreement) made at any time after the date hereof, plus (iv) one hundred percent (100%) of contributions to equity of the Company in connection with the "Rights Offering" under (and as defined in) the Cap Z Agreement.

                      8(k) Minimum Profitability. Permit at the end of any calendar quarter (commencing with the calendar quarter ending September 30, 1999) the Parent's consolidated net income, determined in accordance with GAAP, for such


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        calendar quarter and the immediately preceding calendar quarter, taken together, to be less than $1.00.

                      8(l) Non-Warehouse Debt. Permit the Non-Warehouse Debt Ratio of the Parent and its consolidated Subsidiaries to exceed 1.55:1.00 for the calendar quarters ending March 31, 1999 and June 30, 1999, and 1.40: 1.00 for any other calendar quarter thereafter.

                      8(m) Maintenance of Liquidity and Committed Working Capital Line. Permit:

                             (1) The aggregate amount of the Parent's cash, Cash
               Equivalents and available borrowing capacity on unencumbered assets that could be drawn against (taking into account required haircuts) under committed warehouse or working capital facilities, on a consolidated basis and on any given day, to be less than: (i) prior to July 1, 1999, $5,000,000, and (ii) on and after July 1, 1999, $15,000,000; provided, however, that the liquidity of the Parent, on a consolidated basis and on any given day, may fall below the foregoing thresholds one time in any given calendar month and such noncompliance shall not last for more than three Business Days, but may in no event fall below $1,000,000 at any time; or

                             (2) The Company to have less than $25,000,000 of
               commitment under a committed working capital line (including the credit facility pursuant to this Agreement) at any time; provided, however, that the Company may have less commitment than the foregoing threshold if the Company can otherwise satisfy the Lender as to the availability of working capital to meet its servicing advance obligations.

                      8(n) Modification of Policies and Procedures. Make any material change in (1) its underwriting policies and procedures which would, due to reduced standards of creditworthiness for potential obligors or reduced standards of approval for Property securing a Mortgage Loan, result in the expansion of the pool of potential obligors on Mortgage Loans originated or purchased by the Company or such Subsidiary, or (2) its hedging policies relating to Mortgage Loans, as such are in effect on the date hereof.

                      8(o) Subsidiaries. Create or permit the creation of any Subsidiary not in existence as of the date hereof unless such Subsidiary is in the same line of business as the Company and the total capitalization thereof does not exceed $1,000,000."

               (j) A new Paragraph 8(p) is hereby added to the Agreement to read in its entirety as follows:

                      "8(p) Transactions with Affiliates. Purchase, acquire or lease any property from, or sell, transfer or lease any property to, lend or advance any


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        money to, borrow any money from, guarantee any obligation of, acquire any stock, obligations or securities of, or enter into any management or similar fee arrangement with, any Affiliate, other than (i) on an arms-length basis upon terms and conditions comparable to those that could be reached with a third party (ii) Mortgage Loans on the books of the Parent or the Company with original principal amounts in the aggregate not to exceed $5,000,000 at any one time extended to executives of the Parent or the Company, which Mortgage Loans can and will be securitized."

        4. Changes in Events of Default. To reflect the agreement of the parties hereto to amend and add certain Events of Default, effective as of the Fourth Amendment Effective Date:

               (a) Paragraph 9(b) of the Agreement is hereby amended to read in its entirety as follows:

                      "9(b) Any representation or warranty made or deemed made by the Company or the Parent in any Loan Document or in connection with any Loan Document shall be inaccurate or incomplete in any material respect on or as of the date made or deemed made; or"

               (b) Paragraph 9(e) of the Agreement is hereby amended to read in its entirety as follows:

                      "9(e) The Parent or any of its Subsidiaries shall default in any payment of principal of or interest on any Indebtedness to the Lender or any of its Affiliates, or in any other Indebtedness in an aggregate amount of not less than $1,000,000.00, or any other event shall occur, the effect of which other event is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity, or there shall occur an "Event of Default" under (and as that term is defined in) the Repo Agreement; or"

               (c) Paragraph 9(h) of the Agreement is hereby amended to read in its entirety as follows:

                      "(h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries in an aggregate amount in excess of $1,000,000, and the same remains undischarged or unpaid for a period of sixty (60) days during which execution of such judgment or decree is not effectively stayed; or"

               (d) Paragraphs 9(j) and 9(k) of the Agreement is hereby amended to read in its entirety as follows:

                      "9(j) Any Person other than Capital Z Financial Services Fund II, L.P. and its Affiliates shall acquire more than twenty-five percent (25%) of the equity interest in the Parent and its Subsidiaries on a consolidated basis; or


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                9(k) There shall occur (i) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Parent, (ii) a material impairment of the ability of the Company or the Parent to perform under the Loan Documents and to avoid any Event of Default, or (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or the Parent of the Loan Documents;"

        5. Changes in Definitions. To reflect the agreement of the parties hereto to amend, add and delete certain definitions, effective as of the Fourth Amendment Effective Date, Paragraph 11 of the Agreement is hereby amended as follows:

               (a) The following definitions are hereby deleted in their entirety: "Adjusted Net Worth," "Average Total Liabilities," "Collateral Value of the Residuals Borrowing Base," "Conversion Date," "Interim Date," "Permitted Guaranties," "Required Principal Prepayment," "Residuals Borrowing Base," "Statement Date," "Term Loan," "Term-Out Option" and "Warehousing Agreement."

               (b) The following definitions are hereby amended to read in their entirety as follows:

                      "Applicable Effective Fed Funds Rate" shall mean on any day the Effective Fed Funds Rate on such day plus 2.00%.

                      "Applicable Eurodollar Rate" shall mean, with respect to any Eurodollar Loan for the Interest Period applicable to such Eurodollar Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/32 of one percent) calculated as of the first day of such Interest Period in accordance with the following formula:

                      Applicable Eurodollar Rate =        ER        +   2.00%
                                                   ---------------
                                                        1-ERP
        where
                      ER   =  Eurodollar Rate
                      ERP  =  Eurodollar Reserve Percentage

                      "Effective Fed Funds Rate Loans" shall mean Revolving Loans at such time as they are made or being maintained at a rate of interest based on the Effective Fed Funds Rate.

                      "Established Collateral Value" shall mean at any date with respect to any Eligible Residual Security, the value of such Eligible Residual Security as determined by the Lender using such methodologies and parameters as may be established by the Lender from time to time in its sole discretion, as such "Established Collateral Value" set forth in the most recent Collateral Valuation Report delivered by the Lender to the Company.


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                "Leverage Ratio" of any Person shall mean, on a consolidated basis, the ratio of such Person's (a) total liabilities, as determined in accordance with GAAP, minus Subordinated Debt, to (b) Tangible Net Worth plus Subordinated Debt.

                "Loan Documents" shall mean this Agreement, the Security Agreement, the Notes, the Guaranty, the Custody Agreement and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

                "Loans" shall mean the Revolving Loans.

                "Maturity Date" shall mean the earlier of: (a) April 7, 2000, as such date may be extended from time to time in writing by the Lender, the Company and the Parent, and (b) the date the Lender terminates its obligation to make further Loans hereunder pursuant to Paragraph 9 above.

                "Non-Warehouse Debt Ratio" shall mean, with respect to the Parent and its Subsidiaries on a consolidated basis, on any date the ratio of (a) consolidated funded Indebtedness (including Subordinated
        Debt), minus the sum of- (i) unrestricted cash or Cash Equivalents exceeding $5,000,000.00, plus (ii) one hundred percent (100%) of the value, according to the Parent's balance sheet at such date, of all Mortgage Loans held for sale, plus (iii) eighty percent (80%) of the dollar amount of all accounts receivable shown on the Parent's balance sheet at such date (but excluding all accounts receivable as to which any Affiliate or any Subsidiary of the Parent is the account party), to
        (b) Tangible Net Worth.

                "Revolving Credit Limit" shall mean $25,000,000.00, as such amount may be increased or decreased by mutual agreement of the Lender and the Company.

               (c) The following new definitions are hereby added to Paragraph 11 of the Agreement in correct alphabetical order to read in their entirety as follows:

                "Borrowing Base" shall mean at any date all Eligible Servicing Receivables in which the Lender holds a first priority perfected security interest at such date.

                "Borrowing Base Certificate" shall mean a certificate in the form of Exhibit J hereto setting forth in detail satisfactory to the Lender the Collateral Value of the Borrowing Base as of the date of such certificate.

                "Cap Z Agreement" shall mean that certain Preferred Stock Purchase Agreement dated as of December 23, 1998 by and between Guarantor and Capital Z Financial Services Fund II, L.P., as amended on February 10, 1999.

                      "Cash Equivalents" shall mean (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                      "Collateral Value of the Borrowing Base" shall mean eighty percent (80%) of the aggregate dollar amount of Eligible Servicing Receivables included in the Borrowing Base at such date.

                      "Collateral Value of the Residuals Collateral" shall mean at any date the aggregate Established Collateral Value of all Eligible Residual Securities in which the Lender holds a first priority perfected security interest at such date.

                      "Custodian" shall mean The Chase Manhattan Bank, in its capacity as custodian for the Lender pursuant to the Custody Agreement.

                      "Custody Agreement" shall mean that certain Amended and Restated Collateral Custody Agreement dated as of April 9, 1999 by and among the Company, the Lender and the Custodian, as amended, restated, extended and replaced from time to time.

                      "Eligible Servicing Receivable" shall mean a Servicing Receivable with respect to which each of the following statements shall be accurate and complete (and the Company by including such Servicing Receivable in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Lender):

                             (a) The servicing contract under which such Servicing Receivable arose is in full force and effect and is free of any default of the Company (other than any of the following defaults which exist as of the Fourth Amendment Effective Date: (i) the dollar volume of loans which are delinquent for more than ninety (90) days exceeded the permitted limit in the related pooling and servicing agreements for the following securitization trusts: 1992-2, 1993-2, 1995-A, 1995-B, 1995-C, 1995-D, 1996-A, 1996-B, 1996-C, 1996-D and
        1997-1, and (ii) one of two loss limits in the relating pooling and servicing agreements were exceeded for the following securitization trusts: 1994-B, 1995-D, 1996-A, 1996-B, 1996-C and 1996-D; and other than any future defaults of similar nature so long as the related servicing contract is not terminated) and there does not exist any fact or circumstance that would entitle the investor thereunder to terminate said servicing contract.

                             (b) No Person has a Lien or other interest or claim on any right, title or interest of the Company under the servicing contract under which such Servicing Receivable arose or on any right of the Company to payment thereunder.

                             (c) Such Servicing Receivable arose in connection with a servicing advance made by or a servicing fee owed to the Company, whether on account of principal or interest, property taxes or property insurance or otherwise, consistent with all terms and conditions of the related servicing contract and is free of any counterclaim, right of appeal or defense to payment.

                             (d) The assignment by the Company of its right to payment of such Servicing Receivable does not violate any Requirement of Law or Contractual Obligation or require the giving of notice to or obtaining the consent of any Person, including, without limitation, the investor party to the related servicing contract.

                "Fourth Amendment Effective Date" shall have the meaning given such term in that certain Fourth Amendment to Residuals Financing Agreement dated as of April 9, 1999 by and among the Company, the Parent and the Lender.

               "Material Adverse Effect" shall mean the existence of any circumstance or event which, individually or collectively, is reasonably expected to result in any (a) material adverse impairment of the Company's or the Parent's ability to perform its obligations under the Loan Documents, (b) material impairment on the ability of the Lender to enforce any of such obligations or any of its rights, remedies, powers, privileges and benefits under the Loan Documents, (c) material adverse effect on the Parent's or the Company's financial condition as represented to the Lender in the most recently furnished financial statements, or (d) Event of Default.

                "Repo Agreement" shall mean that certain Master Repurchase Agreement dated as of April 8, 1999 by and between the Company and the Lender.

                "Servicing Receivable" shall mean the right of the Company to reimbursement for an advance made by or a fee owed to the Company in the ordinary course of the Company's business in its capacity as servicer of Mortgage Loans owned by a Person that is not an Affiliate of the Company under (a) a servicing agreement covering a pool of Mortgage Loans originated or purchased by the Company and securing or otherwise supporting a Mortgage-Backed Security, or (b) a servicing agreement with a private investor provided that the Lender has reviewed and approved the form of such servicing agreement prior to inclusion of the related Servicing Receivable in the Borrowing Base.

                "Tangible Net Worth" of any Person shall mean the consolidated net worth of such Person, determined in accordance with GAAP, minus all intangible assets under GAAP; provided that residual assets shall not be classified as intangible assets.

        6. Pledge of Servicing Receivables. Pursuant to the Security Agreement, the Company has pledged and granted to the Lender a first priority, perfected security interest in the Servicing Receivables from time to time identified by the Company as Collateral under the Agreement. To reflect the Company's inclusion of certain Eligible Servicing Receivables in the Borrowing Base, effective as of the Fourth Amendment Effective Date, Schedule 1 to the Security Agreement is hereby replaced by Replacement Schedule 1 attached hereto. The Company shall execute and deliver to the Lender such UCC financing statement amendments as required by the Lender to reflect such change. In addition, Paragraph 2(b) of the Security Agreement is hereby amended to read in its entirety as follows:

                      "(b) All rights of the Company, now existing and hereafter arising, to reimbursement for all fees and advances (collectively and severally, the "Servicing Receivables"), whether on account of principal or interest, property taxes or property insurance or otherwise, made by the Company under those servicing contracts covering Mortgage Loans owned by third parties and under those pooling and servicing agreements covering Mortgage-Backed Securities described on Schedule 1 attached hereto, as such Schedule 1 may be amended from time to time: (i) if such amendment relates solely to the addition of servicing contracts or agreements, by the Company in writing submitted to the Lender, and (ii) in all other cases, by written agreement of the Company and the Lender;"

        7. Delivery of Residuals Collateral. The parties hereto hereby agree that on or before the Fourth Amendment Effective Date, the Company shall deliver either directly to the Lender or to the Custodian pursuant to the Custody Agreement (a form of which is attached hereto as Exhibit A) the certificates representing the Residual Mortgage-Backed Securities set forth on Schedule 2 hereto (the "Additional Collateral"), properly endorsed in blank for transfer, such that as of the Fourth Amendment Effective Date, the Collateral

Value of the Residuals Collateral shall equal to or exceed one and one-quarter (1.25) times the Revolving Credit Limit.

        8. Amendment and Addition of Exhibits. The parties hereto hereby agree that, effective as of the Fourth Amendment Effective Date:

               (a) Exhibits G, H and I to the Agreement are hereby amended and replaced by Replacement Exhibits G, H and I attached hereto.

               (b) A new Exhibit J in the form of that attached hereto is hereby added to the Agreement.

        9. Reaffirmation of Loan Documents. Each of the Company and the Parent hereby affirms and agrees that (a) except as expressly amended hereby, the execution and delivery by the Company and the Parent of and the performance of their obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the Parent or the rights of the Lender under the Agreement, the Security Agreement, the Guaranty or any other Loan Document, (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Company under the Agreement as amended hereby.

        10. Fourth Amendment Effective Date. This Amendment shall be effective as of the earliest date (the "Fourth Amendment Effective Date") on which each of the following events shall have occurred:

               (a) Each of the Company and the Parent has duly executed and delivered to the Lender this Amendment;

               (b) Each of the Company and the Custodian has duly executed and delivered to the Lender the Custody Agreement;

               (c) The Company has duly delivered to the Lender and/or the Custodian the Additional Collateral pursuant to Paragraph 7 above;

               (d) The Company has duly executed and delivered to the Lender all UCC financing statement amendments required by the Lender to perfect its first priority security interest in the Collateral;

               (e) The Company has paid to the Lender the upfront fee pursuant to that certain fee letter dated as of April 8, 1999 in immediately available funds;

               (f) The Company has duly prepared and delivered to the Lender a Borrowing Base Certificate as of the Fourth Amendment Effective Date in form and substance satisfactory to the Lender; and

               (g) The Company has delivered to the Lender an opinion of counsel for the Company and the Parent to the effect (but updated to be current as of the Fourth Amendment Effective Date) and in substantially the form of that certain opinion of counsel dated September 4, 1998 delivered by the general counsel of the Parent in connection with the Agreement.

        11. Representations and Warranties. Each of the Company and the Parent hereby further represents and warrants to the Lender as follows:

               (a) Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and the Parent and constitutes the legal, valid and binding obligations of each, enforceable against each in accordance with its terms.

               (b) At and as of the date of execution hereof and at and as of the Fourth Amendment Effective Date and both prior to and after giving effect hereto: (i) the representations and warranties of the Company and the Parent contained in the Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

        12. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

        13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                            AAMES CAPITAL CORPORATION, a California
                            corporation


                            By:          /s/ David A. Sklar
                               -----------------------------------------------
                            Name:     David A. Sklar
                                 ---------------------------------------------
                            Title:       EVP & CFO
                                  --------------------------------------------


                            AAMES FINANCIAL CORPORATION, a Delaware
                            corporation


                            By:          /s/ David A. Sklar
                               -----------------------------------------------
                            Name:     David A. Sklar
                                 ---------------------------------------------
                            Title:       EVP & CFO
                                  --------------------------------------------


                            NATIONSBANK, N.A., a national banking association


                            By:         /s/ Carrolyn Warren
                               -----------------------------------------------
                            Name:    Carrolyn Warren
                                 ---------------------------------------------
                            Title:      Senior Vice President
                                  --------------------------------------------

                             REPLACEMENT SCHEDULE I
                                TO THE AGREEMENT

                          SCHEDULE OF REQUIRED REPORTS

1.  Monthly Total Geographic Servicing Portfolio

2.  Quarterly MR141 Pool Loan Statistics Report

3.  Quarterly Loss Report

4.  Quarterly I/O Strip Status Report

5.  Quarterly Gain on Sale Reconciliation

6.  Quarterly REMIC Cash Flow Report

7.  Quarterly Asset Quality Data Report

8.  Quarterly Projected REO Loss Report

9.  Static Pool Analysis Report

10. Daily Cash Flow and Servicing Advance Report, to be delivered to the Lender once every two weeks for the immediately preceding two-week period and more frequently upon telephonic request by the Lender

                             REPLACEMENT SCHEDULE 1
                            TO THE SECURITY AGREEMENT

                               SERVICING CONTRACTS
                                       AND
                        POOLING AND SERVICING AGREEMENTS
                   (AS OF THE FOURTH AMENDMENT EFFECTIVE DATE)


                         [TO BE PREPARED BY THE COMPANY;
              TO INCLUDE A LIST OF ALL SERVICING CONTRACTS EXISTING
                    AS OF THE FOURTH AMENDMENT EFFECTIVE DATE
                      OTHER THAN THOSE RELATED TO THE POOLS
                      SUBJECT TO THE FAIRBANKS TRANSACTION]

                                   SCHEDULE 2

                        SCHEDULE OF ADDITIONAL COLLATERAL


Aames Mortgage Trust 1995-B Mortgage Pass-Through Certificate, Series 1995-B, Class R, Certificate No.: R02

Aames Mortgage Trust 1996-A Mortgage Pass-Through Certificate, Series 1996-C, Class R, Certificate No.: R02

Aames Mortgage Trust 1996-B Mortgage Pass-Through Certificate, Series 1996-C, Class R, Certificate No.: R02

                              REPLACEMENT EXHIBIT G
                                TO THE AGREEMENT

                                     FORM OF


                             COMPLIANCE CERTIFICATE


                           Aames Financial Corporation
                            Aames Capital Corporation
                             Compliance Certificate
                               Dated ____________


To: NationsBank, N.A.

               Attached please find the financial statements of Aames Financial Corporation (the "Parent") and Aames Capital Corporation (the "Company"). This is the certificate referenced in Paragraph 7(a)(4) of that certain Residuals Financing Agreement dated as of September 4, 1998 among the Parent, the Company and NationsBank, N.A. (the "Lender") (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

               The undersigned on behalf of the Parent and the Company hereby certifies that the attached consolidated financial statement is complete, true and correct, and that it was prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year end statements, and that it fairly presents the financial position of the Parent, the Company and their respective Subsidiaries and the results of their respective operations as of the end of ___________ and for the period then ended.

               The undersigned further hereby certifies that each and every covenant of the Parent and the Company in the Loan Agreement and the other Loan Documents has been performed and observed, that all representations and warranties of the Parent and the Company in the Loan Agreement and the other Loan Documents are accurate and complete as of the date hereof, and that no Event of Default or Potential Default has occurred as of the date hereof.

               Attached in addition to the financial statements are the calculations of the financial covenants as required by the Loan Agreement.

FINANCIAL COVENANT COMPLIANCE SUMMARY


   Section      Covenant                                   Required       Actual
   -------      --------                                   --------       ------
   8(i)         Leverage Ratio (Guarantor only)            4.00:1.00      ________

   8(j)         Minimum Net Worth:
                  Aames Financial Corporation              ________       ________
                  Aames Capital Corporation                ________       ________

   8(k)         Minimum Profitability (Guarantor only)     $1.00          ________

   8(l)         Non-Warehouse Debt Ratio (Guarantor only)  1.55:1.00 at
                                                           3/31/99 and
                                                           6/30/99;       ________
                                                           1.40:1
                                                           thereafter

   8(m)         Liquidity (Guarantor only)                 $5,000,000     ________
                                                           at any time
                                                           prior to
                                                           7/1/99;
                                                           $15,000,000
                                                           thereafter

                Committed Working Capital Line             $25,000,000    __________


AAMES FINANCIAL CORPORATION                 AAMES CAPITAL CORPORATION


By:_____________________________            By:_________________________________
Name:___________________________            Name________________________________
Title:__________________________            Title:______________________________

                                  CALCULATIONS

Leverage Ratio Calculation  (Guarantor only)

(A)      total liabilities                             (A)    _______________

(B)      Subordinated Debt                             (B)    _______________

(C)      Line (a) minus Line (b)                       (C)    _______________

(D)      net worth                                     (D)    _______________

(E)      intangible assets                             (E)

(F)      Tangible Net Worth (Line (d)
         minus Line (e))                               (F)    _______________

(G)      LEVERAGE RATIO (Line (c)
         divided by Line (f))                          (G)    _______________

Minimum Tangible Net Worth - Guarantor

   $135,000,000                                      $135,000,000
   Plus 80% of net income excluding losses           ____________
   Plus 85% of contributions to equity (other than
   Rights Offering)                                  ____________
   Plus 100% of contributions to equity in
   connection with Rights Offering                   ____________
   Minimum Tangible Net Worth                        ____________
   Actual Tangible Net Worth                         ____________

Minimum Tangible Net Worth - Seller

   $400,000,000                                      $400,000,000
   Plus 80% of net income excluding losses           ____________
   Plus 85% of contributions to equity (other than
   Rights Offering)                                  ____________
   Plus 100% of contributions to equity in
   connection with Rights Offering                   ____________
   Minimum Tangible Net Worth                        ____________
   Actual Tangible Net Worth                         ____________

Minimum Profitability (Guarantor only)

   Net income for the quarter ending _________ (a)          _______________
   Net income for the previous quarter ending ________ (b)  _______________
   Total (a+b)                                              _______________

Non-Warehouse Debt Ratio (Guarantor only)

  (a)  Consolidated funded Indebtedness
       (including Subordinated Debt)                            (a)_____________

       (1) unrestricted cash or cash equivalents in
           excess of $5,000,000                                 (1)_____________
       (2) 100% of book value of all Mortgage Loans
           held for sale                                        (2)_____________
       (3) 80% of all accounts receivables                      (3)_____________

    (b)  Result of (1) plus (2) plus (3)                        (b)_____________

    (c)  Result of (a) minus (b)                                (c)_____________

    (d)  Tangible Net Worth                                     (d)_____________

    (e)  NON WAREHOUSE DEBT RATIO
         (line (c) divided by line (d))                         (e)_____________

Liquidity (Guarantor only)

    (a)  Cash and Cash Equivalents                              (a)_____________

    (b)  Available borrowing capacity under
         committed warehouse and working capital facilities     (b)_____________

    (c)  Result of (a) plus (b)                                 (c)_____________
         which is not to be less than:

         (1)  $5,000,000 at any time prior to 7/1/99            (1)_____________
         (2)  $15,000,000 at any time on and after 7/1/99       (2)_____________

Details of noncompliance period, if any:


Committed Working Capital Line (Seller)                            _____________

                              REPLACEMENT EXHIBIT H
                                TO THE AGREEMENT

                                     FORM OF

                   LOAN AND/OR INTEREST RATE ELECTION REQUEST


To:     NationsBank, N.A.,
        901 Main Street, 51st Floor
        Dallas, Texas 95202
        Attention: Carolyn Warren
        Facsimile: (214) 508-0338


        The undersigned, AAMES CAPITAL CORPORATION ("Borrower") hereby requests [a Revolving Loan] [conversion/continuation of a Loan] under (and as capitalized terms used herein are defined in) that certain Residuals Financing Agreement, dated as of September 4, 1998 among Borrower, Aames Financial Corporation and NationsBank, N.A. (as amended from time to time, the "Agreement"), as follows:


1.  REQUEST FOR NEW REVOLVING LOAN:

      A. Date of borrowing:                                        _____________

      B. Principal amount of requested Revolving Loan:            $_____________



2.  CONVERSION TO A EURODOLLAR LOAN:

      A. Date of proposed conversion (at least three
         Eurodollar Business Days after the date hereof):          _____________

      B. Principal amount of outstanding Effective
         Fed Funds Rate Loans to be converted:                    $_____________

      C. Interest Period (one, two or three months),
         and last day thereof:                                     _____________

3.  CONVERSION TO AN EFFECTIVE FED FUNDS RATE LOAN:

      A. Date of proposed conversion (which date must
         be the last day of the Interest Period applicable to
         the Eurodollar Loans being converted):                    _____________

      B. Principal amount of outstanding Eurodollar
         Loans to be converted:                                   $_____________

4.  CONTINUATION OF EURODOLLAR LOANS:

      A. Date of proposed continuation (which date must
         be the last day of the Interest Period applicable to
         the Eurodollar Loans being continued, and at least
         three Eurodollar Business Days after the date hereof):    _____________

      B. Principal amount of outstanding Eurodollar
         Loans to be continued:                                   $_____________

      C. Interest Period (one, two or three months),
         and last day thereof:                                     _____________

        Borrower hereby confirms on behalf of itself and Aames Financial Corporation that on and as of the date of the requested borrowing or conversion or continuation all of the conditions precedent required by Paragraph 5 of the Agreement have been met, and that no Event of Default or Potential Event of Default has occurred or will occur as a result of the requested borrowing or conversion or continuation.

DATE:_________________                 AAMES CAPITAL CORPORATION

                                       By:__________________________________
                                       Name:________________________________
                                       Title:_______________________________

                              REPLACEMENT EXHIBIT I
                                TO THE AGREEMENT

                             PERMITTED SECURED DEBT



1. Warehouse lines of credit secured by Mortgage Loans owned by the Company provided that the Intercreditor and Joint Shipment Agreement required by the Repo Agreement has been executed and delivered by the lenders under such other warehouse lines of credit.

2. Indebtedness secured by the Company's residual interest certificates in REMIC trusts.

3. Indebtedness under arbitrage lines of credit secured by readily marketable investment securities purchased with the proceeds of advances thereunder in an aggregate amount not to exceed $60,000,000.

4.      Capitalized Lease Obligations in an aggregate amount not to exceed
        $10,000,000.

5. Indebtedness under repurchase agreements for the warehousing of Mortgage Loans entered into in the ordinary course of business provided that the Intercreditor and Joint Shipment Agreement required by the Repo Agreement has been executed and delivered by the repo lenders under such repurchase agreements.

6.      Indebtedness secured by servicing receivables.

                                    EXHIBIT J

                                     FORM OF

                           BORROWING BASE CERTIFICATE

               [TO ATTACH THE BORROWING BASE CERTIFICATE DELIVERED
                   AS OF THE FOURTH AMENDMENT EFFECTIVE DATE]

                                    EXHIBIT A

                AMENDED AND RESTATED COLLATERAL CUSTODY AGREEMENT

        This Amended and Restated Collateral Custody Agreement (this "Agreement") is made and dated as of April 9, 1999, by and among Aames Capital Corporation (the "Company"), NationsBank, N.A. (the "Lender"), and The Chase Manhattan Bank (the "Custodian").

                                    RECITALS

        A. Pursuant to that certain Residuals Financing Agreement dated as of September 4, 1998 among the Company, Aames Financial Corporation and the Lender (as amended, extended and replaced from time to time, the "Credit Agreement"), the Lender agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

        B. Pursuant to that certain Residuals Financing Security Agreement dated as of September 4, 1998 between the Company and the Lender (as amended, extended and replaced from time to time, the "Security Agreement"), the Company granted a first priority, perfected security interest in the "Collateral" in order to secure payment and performance of the "Obligations" under the Credit Agreement. The terms "Collateral" and "Obligations" shall have the meanings given such terms in the Credit Agreement.

        C. Pursuant to that certain Collateral Custody Agreement dated as of December 10, 1998 (the "Existing Custody Agreement") by and among the Company, the Lender and the Custodian, the Custodian has agreed to act as custodian for the Lender with respect to certain items of Collateral.

        D. The parties hereto wish to amend certain provisions of the Existing Custody Agreement and, for convenience of reference, restate the Existing Custody Agreement in its entirety hereby.

        NOW THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1. Appointment of Custodian. The Lender and Company do hereby appoint and designate the Custodian as custodian on behalf of the Lender for the purposes set forth herein, and the Custodian does hereby accept such appointment under the terms and conditions set forth herein.

        2. Taking Possession of Collateral. From time to time the Company may deposit certain items of Collateral with the Custodian with written instruction that such items of Collateral be held by the Custodian as Collateral under the Security Agreement (such items of Collateral so deposited, individually and collectively, the "Delivered Collateral"). The Custodian shall take possession of the Delivered Collateral as custodian on behalf of the Lender as secured party under the Security Agreement until such time as the Custodian shall have received notice from the Lender that the Lender is releasing any item of the Delivered Collateral pursuant to the terms of the Credit Agreement, at which time the Custodian shall hold such released item of the Delivered Collateral as custodian on behalf of the Company as owner and deliver such released item of the Delivered Collateral as directed by the Company. The Custodian shall maintain books and records reflecting the Delivered Collateral as collateral security for the Obligations of the Company to the Lender and shall hold the Delivered Collateral in secure and fire-resistant facilities. As of the date of this Agreement, the Company hereby deposits the items of Collateral identified on Schedule I attached hereto and instructs the Custodian to hold such items as Delivered Collateral for the benefit of the Lender. Notwithstanding the preceding sentence, the Lender hereby releases any interest in Aames Mortgage Trust 1995-C Mortgage Pass-Through Certificate, Series 1995-C, Class R, Certificate No.: R02, Aames Mortgage Trust 1995-D Mortgage Pass-Through Certificate, Series 1995-D, Class R, Certificate
No.: R02 and Aames Mortgage Trust 1996-C Mortgage Pass-Through Certificate, Series 1996-C, Class R, Certificate No.: R02 (collectively, the "Company Collateral") which Custodian shall hold as custodian on behalf of the Company as owner and deliver the Company Collateral as directed by the Company.

        3. Income on Account of Delivered Collateral. In the event that any interest income attributable to the Delivered Collateral is paid to the Custodian, unless otherwise instructed by the Lender, the Custodian is hereby instructed to transfer, as soon as practicable, said interest income to the Company pursuant to the following wire instructions:

               Sanwa Bank - ABA# 122003516
               Aames Capital Corp. Investment Account
               Account No. 0499-18969
               Attn:  Ramada Yasmin

Upon receipt of any instructions otherwise by the Lender, the Custodian shall cease to transfer said interest income to the Company and shall transfer said interest income in accordance with the Lender's instructions. It is hereby understood that the Custodian shall have no duty to solicit any payments that may be due in connection with the Delivered Collateral.

        4. Execution of Transfer Notices in Blank. Within one (1) Business Day after the Custodian takes possession of the Delivered Collateral pursuant to this Agreement, the Custodian shall execute a transfer notice in blank in the form attached hereto as Exhibit A for each certificate constituting Delivered Collateral and attach one such executed transfer notice to each such certificate.

        5. Reregistration of Delivered Collateral. The Custodian shall hold the Delivered Collateral as endorsed pursuant to Paragraph 4 above and shall not reregister the Delivered Collateral in the name of the Lender or any other person, unless and until the

Custodian receives from the Lender a notice of default by the Company under the Credit Agreement. Upon receipt of such notice of default, the Custodian shall reregister the Delivered Collateral in the name of the Lender or any other person as designated by the Lender, and deliver the Delivered Collateral as directed by the Lender.

        6. Termination. Upon delivery of the Delivered Collateral by the Custodian to any party pursuant to the terms of this Agreement, the Company and the Lender shall release the Custodian from all further responsibility hereunder and this Agreement shall terminate, subject to the provisions of Paragraph 12 hereunder, which paragraph shall survive such termination.

        7. Duties of the Custodian. The duties and responsibilities of the Custodian hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. The Custodian shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than outlined in the Agreement.

        8. Reliance. The Custodian may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Custodian shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Custodian shall have no duty to solicit any payments which may be due it hereunder.

        9. Liability. The Custodian shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Custodian's willful misconduct was the primary cause of any loss to the Lender or Company. In the administration of the collateral account hereunder, the Custodian may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Custodian shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. The Custodian shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto.

        10. Resignation. The Custodian may resign and be discharged from its duties or obligations hereunder by giving ten (10) Business Days' prior notice in writing to the Lender and the Company of such resignation specifying a date when such resignation shall take effect.

        11. Compensation. The Company hereby agrees to (i) pay the Custodian upon execution of this Agreement reasonable compensation for the services to be rendered hereunder, as described on Schedule II attached hereto, and (ii) pay or reimburse the Custodian upon request for all expenses, disbursement and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement.

        12. Indemnification. The Company shall indemnify, defend and save harmless the Custodian from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) its execution and performance of this Agreement, except to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of the Custodian, or (ii) its following any instructions or other directions from the Lender or the Company, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. Anything in this agreement to the contrary notwithstanding, in no event shall the Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action.

        13. Tax Identification Number. Each party hereto, except the Custodian, shall, in the notice section of this agreement, provide the Custodian with its Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned under this Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

        14. Notice. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, or by telefacsimile, as follows:

If to the Custodian:  The Chase Manhattan Bank
                      Corporate Trust Group
                      450 West 33rd Street
                      New York, NY 10001
                      Attention: Pledged Asset Control Services, 15th Floor
                      Fax: 212-946-3638

If to the Company:    Aames Capital Corporation
                      350 South Grand Avenue, 52nd Floor
                      Los Angeles, CA 90071
                      Attention:  Barbara Polsky, Esq.
                      Fax: 213-210-5026
                      TIN: 95-4438859

If to the Lender:     NationsBank, N.A.
                      901 Main Street, 51st Floor
                      Dallas, Texas  75202
                      Attention: Ms. Carolyn Warren
                      Fax:  (214) 508-0338
or at such other address or fax number as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested, or by telefacsimile, and any such notice or communication given in the manner specified in this Paragraph 14 shall be deemed to have been given as of the date so mailed or as of the time so faxed, as applicable. In the event that the Custodian, in its sole discretion, shall determine that an emergency exists, the Custodian may use such other means of communications as the Custodian deems advisable.

        15. Funds Transfer Instructions. In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Custodian is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule III hereto, and the Custodian may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Custodian. The parties to this Agreement acknowledge that such security procedure is commercially reasonable. It is understood that the Custodian and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify
(i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Custodian may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

        16. Amendment. The provisions of this Agreement may not be waived, altered, amended or supplemented, in whole or in part, except by a writing signed by all of the parties hereto.

        17. No Assignment. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior consent of the other parties.

        18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        19. Conflicting Instructions. In the event that the Custodian shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

        20. Merger. Any corporation into which the Custodian in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Custodian in its individual capacity may be transferred, shall be the Custodian under this Agreement without further act.

        21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of said courts.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

                               AAMES CAPITAL CORPORATION, a California
                               corporation


                               By:       /s/ David A. Sklar
                                  -------------------------------------------
                               Name:     David A. Sklar
                                    -----------------------------------------
                               Title:    EVP & CFO
                                     ----------------------------------------


                               NATIONSBANK, N.A., a national banking association


                               By:       /s/ Carolyn Warren
                                  -------------------------------------------
                               Name:     Carolyn Warren
                                    -----------------------------------------
                               Title:    Senior Vice President
                                     ----------------------------------------


                               THE CHASE MANHATTAN BANK, as the Custodian


                               By:       /s/ Bruce C. Vecchio
                                  -------------------------------------------
                               Name:     Bruce C. Vecchio
                                    -----------------------------------------
                               Title:    Assistant Vice President
                                     ----------------------------------------

                                   SCHEDULE I

                        SCHEDULE OF DELIVERED COLLATERAL
                              [AS OF APRIL 9, 1999]


         Aames Mortgage Trust 1995-C Mortgage Pass-Through Certificate,
                  Series 1995-C, Class R, Certificate No.: R02

         Aames Mortgage Trust 1995-D Mortgage Pass-Through Certificate,
                  Series 1995-D, Class R, Certificate No.: R02

         Aames Mortgage Trust 1996-A Mortgage Pass-Through Certificate,
                  Series 1996-C, Class R, Certificate No.: R02

         Aames Mortgage Trust 1996-B Mortgage Pass-Through Certificate,
                  Series 1996-C, Class R, Certificate No.: R02

         Aames Mortgage Trust 1996-C Mortgage Pass-Through Certificate,
                  Series 1996-C, Class R, Certificate No.: R02

                                                                       EXHIBIT A

                                 TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned holder hereby sells, assigns and transfers unto ____________________________________, whose taxpayer identification number is _________________ and whose address including postal/ZIP code is _____________________________________________________, the within security and all rights thereunder, hereby irrevocably constituting and appointing _________________________________ attorney-in-fact to transfer said security on books of the Trustee with full power of substitution in the premises.

        NOTICE:The signature of the holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without enlargement or any change whatsoever.


Dated: ____________            THE CHASE MANHATTAN BANK, AS CUSTODIAN
                               FOR NATIONSBANK, N.A.


                               By:_____________________________
                               Name:___________________________
                               Title:__________________________

                                   SCHEDULE II


7.5 basis points of the highest value of collateral held on deposit per annum or any part thereof without proration for partial years, subject to a minimum of $7,500 per annum or any part thereof without proration for partial years.

                                  SCHEDULE III



TELEPHONE NUMBER(S) FOR CALL-BACKS AND
PERSON(S) DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS

If to Lender:

    Name                                    Telephone Number
    ----                                    ----------------

1.  ______________________                  _______________________

2.  ______________________                  _______________________

3.  ______________________                  _______________________

If to Company:

    Name                                    Telephone Number
    ----                                    ----------------

1.  ______________________                  _______________________

2.  ______________________                  _______________________

3.  ______________________                  _______________________

Telephone call-backs shall be made to each Lender and Company if joint instructions are required pursuant to the Agreement.